UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2010 (May 25, 2010)

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of Material Definitive Agreement

On May 25, 2010, Rex Energy Corporation (the “Company”), through its wholly owned subsidiary, Rex Energy Operating Corp., a Delaware corporation (“Rex Operating”), notified Benjamin W. Hulburt, Thomas C. Stabley, and Christopher K. Hulburt, who each have employment agreements dated August 1, 2007 with Rex Operating (the “Employment Agreements”), that the term of each Employment Agreement will not be extended when the terms expire on July 30, 2010. The notice provided is only a notice of non-renewal of each of the Employment Agreements and is not a termination of the executives’ employment. The Company is currently finalizing new employment agreements to be entered into with each executive, which it anticipates executing prior to the expiration of the term of the current Employment Agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/S/ BENJAMIN W. HULBURT
Benjamin W. Hulburt
President and Chief Executive Officer

Date: May 28, 2010

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